Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 19, 2021, is between COOTEK (CAYMAN) INC., a company incorporated under the laws of the Cayman Islands, with principal executive offices located at 9-11 Floors, No.16, Lane 399, Xinlong Road, Minhang District, Shanghai 201101, Peoples Republic of China (the “Company”), and the investor listed on the Schedule of Buyers attached hereto (the “Buyer”).

WITNESSETH

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Buyer, and the Buyer, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase a convertible promissory note in the form attached hereto as “Exhibit A” (the “Convertible Note”) in the principal amount of $10,000,000 (the “Subscription Amount”), which shall be convertible into the Company’s Class A ordinary shares (the “Ordinary Shares”), which may be further converted into American Depositary Shares (“ADS” and the ADSs issued upon conversion of the Convertible Notes, the “Conversion Shares”) each ADS representing 50 Ordinary Shares which shall be purchased upon the satisfaction of the conditions precedent set forth herein (the “Closing”) for a purchase price equal to 97% of the Subscription Amount (the “Purchase Price”); and

WHEREAS, the Convertible Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.                                      PURCHASE AND SALE OF CONVERTIBLE NOTES.

(a)                                        Purchase of Convertible Notes.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company at the Closing Convertible Notes with principal amount equal to the Subscription Amount set forth opposite the Buyer’s name on Schedule of Buyers attached as Schedule I hereto.

(b)                                        Closing Dates. The Closing of the purchase of Convertible Notes by the Buyer shall occur at the offices Yorkville Advisors Global, LP, 1012 Springfield Avenue, Mountainside, NJ 07092. The date and time of the Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer) (the “Closing Date”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)                                         Form of Payment; Deliveries.  Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyer shall deliver to the Company the Purchase Price for the Convertible Notes to be issued and sold to the Buyer at the Closing, minus the fees to be paid directly from the proceeds of the Closing as set forth herein (if any), and (ii) the Company shall deliver to the Buyer, Convertible Notes which the Buyer is purchasing at the Closing with a principal amount corresponding with the Subscription Amount set forth opposite the Buyer’s name on Schedule of Buyers attached as Schedule I hereto, duly executed on behalf of the Company.

(d)                                        Maximum Shares. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any Ordinary Shares pursuant to the transactions contemplated hereby or any other Transaction Documents (including the Conversion Shares and including any related transactions with the Buyer that may be considered part of the same series of transactions) if the issuance of such Ordinary Shares would exceed the aggregate number of Ordinary Shares that the Company may issue in this transaction in compliance with the Company’s obligations under the rules or regulations of New York Stock Exchange (the “NYSE”) (the number of shares which may be issued without violating such rules and regulations is 606,735,031 (which is 19.99% of the Company’s outstanding Ordinary Shares) and shall be referred to as the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the NYSE for issuances of shares in excess of such amount or (B) invokes the home country exemption and obtains a written opinion from outside counsel to the Company, to the extent required by the NYSE, that it may follow its home country practice, and therefore, such approval is not required. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

2.                                      BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company as of the date hereof and as of the Closing Date:

(a)                                        Information.  The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(b)                                        Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(c)                                         Authorization, Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d)                                        No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(e)                                         Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Convertible Notes remain outstanding. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer.

(f)                                          Trading Information. On a weekly basis, the Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares sold the Buyer during the prior trading week.

(g)                                         Not an Affiliate. The Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Ordinary Shares or ADSs (as defined for purposes of Rule 13d3 of the 1934 Act).

3.                                      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the Buyer:

(a)                           Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on  (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of  the Company to perform any of its obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

(b)                           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Notes), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Convertible Notes, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)                            Issuance of Securities. The issuance of the Securities are duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the Convertible Notes, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of ADSs.

(d)                           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Notes, the Conversion Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Memorandum of Association (as defined below), Articles of Association (as defined below), or other organizational documents of the Company, or any capital stock or other securities of the Company, (ii) conflict with, or constitute a default  under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the NYSE (the “Principal Market”) and including all applicable laws, rules and regulations of the Cayman Islands) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)                            Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with any Governmental Entity (as defined below) or any regulatory or selfregulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereto other than (i) such consents, authorizations, orders, filings or registrations as specifically contemplated under the Transaction Documents, (ii) such filings as may be required under the Securities Act and any applicable state securities laws, and (iii) any filings as may be required by the Principal Market. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the ADSs in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or  any of the foregoing.

(f)                             Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)                            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Notes in accordance with this Agreement and the Convertible Notes is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(h)                           Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar antitakeover provision under the Memorandum of Association, Articles of Association or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

(i)                               SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (“SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal yearend audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(j)                              Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(k)                           No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(l)                               Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any material term under its articles of association or other charter documents. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the ADSs by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the ADSs has been listed or designated for quotation on the Principal Market, (ii) trading in the ADSs has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the ADSs from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any  of its Subsidiaries.

(m)                       Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, nor to the knowledge of the Company, agent, employee or any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable antibribery or anticorruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of:  (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(n)                           Equity Capitalization.

(i)                                     Definitions:

(A)                               “Class A Ordinary Shares” means (x) the Company’s shares of class A ordinary shares, par value $0.00001 per share, and (y) any capital stock into which such shares shall have been changed or any share capital resulting from a reclassification of such ordinary shares.

(B)                               Class B Ordinary Shares” means (x) the Company’s shares of class B ordinary shares, par value $0.00001 per share, and (y) any capital stock into which such shares shall have been changed or any share capital resulting from a reclassification of such ordinary shares.

(ii)                                  Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 13,750,000,000 authorized  Class A Ordinary Shares, of which 2,788,968,291 are issued and outstanding, (B) 250,000,000 authorized Class B Ordinary Shares, of which 246,224,465 are issued and outstanding, and (C) 1,000,000,000 shares of a par value of US$0.00001 each of such class or classes (however designated) as the board of directors of the Company may determine in accordance with Article 9 of the Articles of Association, of which nil share is issued and outstanding.

(iii)                               Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares, interests or capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company; (C) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company ; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities; and (G) the Company has no stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(iv)                              Organizational Documents. The Company has furnished to the Buyer or filed on EDGAR true, correct and complete copies of the Company’s Memorandum of Association, as amended and as in effect on the date hereof (the “Memorandum of Association”), and the Company’s Articles of Association, as amended and as in effect on the date hereof (the “Articles of Association”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(o)                           Litigation. Except as disclosed in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, selfregulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(p)                           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(q)                           Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other  securities of the Company or any of its Subsidiaries.

(r)                              Registration.  Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company is eligible to register the Securities to be issued hereunder on the Registration Statement. The Securities issued hereunder are exempt from the qualification provisions of the Trust Indenture Act of 1939 (the “TIA”) and this Agreement and the transactions contemplated herein comply in all respects with the TIA.

(s)                             Money Laundering.   The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and nonU.S. antimoney laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and  Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(t)          Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyer have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.                                      COVENANTS.

(a)           Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Notes are no longer outstanding (the “Reporting Period”), the Company shall use its best efforts to file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)           Use of Proceeds. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs.

(c)           Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the ADSs are then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the ADSs on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares, and (ii) any ADSs of the Company issued or issuable with respect to the Conversion Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the ADSs are converted or exchanged without regard to any limitations on conversion of the Convertible Notes.

(d)           Fees. The Company shall issue to the Buyer 35,000 ADSs or the equivalent number of Ordinary Shares (the “Commitment Shares”) as commitment fee. The Commitment Shares shall be issuable or transferable to the Buyer at the Closing. The Company shall pay to YA Global II SPV, LLC, an affiliate of the Buyer (the “Subsidiary Fund”) a one-time reimbursement of expenses or fees incurred in connection with the structuring and due diligence in the amount of $10,000. If there is an unpaid balance of the structuring and due diligence fee such amount may be deducted from the gross proceeds of the Closing and paid to the Subsidiary Fund. The Company undertakes to use its best efforts to remove any restrictive legends imposed by applicable securities laws (if any) on the Commitment Shares to facilitate the transfer or otherwise disposal thereof.

(e)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(f)            Disclosure of Transactions and Other Material Information.   Promptly but no later than 9:30 a.m., New York time, the fourth Business Day after the date of this Agreement, the Company shall publicly disclose all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act (the “Current Report”). From and after the filing of the Current Report, the Company shall have disclosed all material, nonpublic information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents, and the Company also acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion).

(g)           Reservation of Shares. So long as any of the Convertible Notes remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number ADSs and corresponding Ordinary Shares issuable upon conversion of all Convertible Notes then outstanding (assuming for purposes hereof that (x) the Convertible Notes are convertible at the Conversion Price then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Notes, including the Floor Price) (the “Required Reserve Amount”); provided that at no time shall the number of Ordinary Shares or ADSs reserved pursuant to this Section 4(g) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number ADSs or Ordinary Shares authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserved Amount.

(h)           Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(i)            Registration Statement.

(i)            Initial Registration Statement. The Company has filed, in accordance with the provisions of the Securities Act and the rules and regulations thereunder, with the SEC a shelf registration statement on Form F-3 (File Number 333-251355) (the “Initial Registration Statement”) including a base prospectus (such base prospectus included in the Initial Registration Statement, as supplemented or amended from time to time shall be referred to herein as the “Prospectus”), with respect to the issuance and sale of securities by the Company, including  Ordinary Shares represented by ADSs and debt securities that may be convertible into Ordinary Shares represented by ADSs, which contains, among other things a Plan of Distribution section disclosing the methods by which the Company may sell such securities. The Initial Registration Statement was declared effective on January 4, 2021 and remains in effect on the date hereof. Except where the context otherwise requires, the Initial Registration Statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the SEC pursuant to Rule 424(b) under the Securities Act or deemed to be a part of the Initial Registration Statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” No stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. At the time the Registration Statement became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading

(ii)           Prospectus Supplement. On the Closing Date, the Company shall file with the a prospectus supplement pursuant to Rule 424(b) of the Securities Act (the “Prospectus Supplement”) disclosing all information relating to the transaction contemplated hereby required to be disclosed therein and an updated Plan of Distribution, including, without limitation, the name of the Investor, a description of the Securities being offered hereunder, the terms of the offering, and other material terms of the offering, and any other information or disclosure necessary to register the transactions contemplated herein.

(iii)          Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement with respect to the Securities at all times during the period beginning on the date hereof and ending 90 days after all the Convertible Notes have been fully repaid or fully converted (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, the Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with the Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

5.                                      REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)           Register. The Company shall maintain at its principal executive offices or with the transfer agent or share registrar (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Notes in which the Company shall record the name and address of the Person in whose name the Convertible Notes have been issued (including the name and address of each transferee), the amount of Convertible Notes held by such Person, and the number of Conversion Shares issuable upon conversion of the Convertible Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)           Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.                                      CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Notes to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a)           Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)           Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(d)) for the Convertible Notes being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Closing Statement.

(c)           The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.                                      CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase its Convertible Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)           The Company shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to the Buyer a Convertible Note with a principal amount corresponding to the Subscription Amount set forth opposite the Buyer’s name on Schedule of Buyers attached as Schedule I for the Closing.

(b)           The Buyer shall have received the opinion of the Cayman Islands counsel to the Company, dated as of the Closing Date, in the form reasonably acceptable to the Buyer.

(c)           The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the Closing Date.

(d)           Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date, as set forth in section 3 and 4.

(e)           The ADSs (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(f)            The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(g)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(h)           Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect.

(i)            The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares, to the extent required.

(j)            The Buyer shall have received a letter, duly executed by an officer of the Company, setting forth the wire amounts of the Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

(k)           From the date hereof to the Closing Date, (i) trading in the ADSs shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and (ii) the closing price of the ADSs during each of the five (5) consecutive Trading Days immediately prior to the applicable Closing Date shall be at least 200% of the Floor Price (as defined in the Convertible Notes), and (iii) at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(l)            The Company shall have filed the Prospectus Supplement in accordance with Section 4(i)(ii) above.

8.                                      TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then the Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of the Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Notes shall be applicable only to the Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse the Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.                                      MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Buyer or to enforce a judgment or other court ruling in favor of the Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)           Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)           Entire Agreement, Amendments.  This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and email addresses for such communications shall be:

If to the Company, to:	COOTEK (CAYMAN) INC.
9-11 Floors, No.16, Lane 399, Xinlong Road, Minhang District, Shanghai 201101, People’s Republic of China Telephone: +86 021 6485 6352 Attention: Robert Cui, CFO E-Mail: ir@cootek.cn

With Copy to:

Wilson Sonsini Goodrich & Rosati; Professional Corporation
Unit 2901, 29F, Tower C, Beijing Yintai Centre, No. 2
Jianguomenwai Avenue, Chaoyang District, Beijing, 100022
People’s Republic of China
Attention: Dan Ouyang, Esq. Partner; Ke Li, Esq. Of Counsel
Email: douyang@wsgr.com; keli@wsgr.com

If to a Buyer, to its address and email address set forth on the Schedule of Buyers, with copies to the Buyer’s representatives as set forth on the Schedule of Buyers,

With copy to:	David Fine, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 Email: legal@yorkvilleadvisors.com or to such other address, email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

(f)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Notes (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by the Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g)           Indemnification.

(i)            In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of their stockholders, partners, members, officers, and directors, and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Buyer Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Buyer Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Buyer Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of the Buyer either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or  other equitable relief); provided, however, that the Company shall not be responsible for any Indemnified Liabilities that have resulted from the Buyer Indemnitees’ gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)           In consideration of Company’s execution and delivery of the Transaction Documents and selling the Securities thereunder and in addition to all of the Buyer’s other obligations under the Transaction Documents, the Buyer shall, jointly and severally defend, protect, indemnify and hold harmless the Company and all of its officers and directors and the Persons, if any, who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities, incurred by any Company Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by any Buyer in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of any Buyer contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Company Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Company Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) the status of any Buyer either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Buyer shall not be responsible for any Indemnified Liabilities that have resulted from the Company Indemnitees’ gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Buyer may be unenforceable for any reason, the Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

“Indemnitees” shall hereinafter refer to the Buyer Indemnitees or the Company Indemnitees, as the case may be. “Indemnitor” shall hereinafter refer to the Company or the Buyer, as the case may be.

(iii)          Promptly after receipt by an Indemnitee under this Section 9(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Indemnitor under this Section 9(g), deliver to the Indemnitor a written notice of the commencement thereof, and the Indemnitor  shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Indemnitor and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Indemnitor if: (A) the Indemnitor has agreed in writing to pay such fees and expenses; (B) the Indemnitor shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Indemnitor, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Indemnitor (in which case, if such Indemnitee notifies the Indemnitor in writing that it elects to employ separate counsel at the expense of the Indemnitor, then the Indemnitor shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnitor), provided further, that in the case of clause (C) above the Indemnitor shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Indemnitor in connection with any negotiation or defense of any such action or Indemnified Liability by the Indemnitor and shall furnish to the Indemnitor all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Indemnitor shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Indemnitor shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Indemnitor shall not unreasonably withhold, delay or condition its consent. The Indemnitor shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action shall not relieve the Indemnitor of any liability to the Indemnitee under this Section 9(g), except to the extent that the Indemnitor is materially and adversely prejudiced in its ability to defend such action.

(iv)          The indemnification required by this Section 9(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Indemnitor.

(v)           The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Indemnitor or others, and (B) any liabilities the Indemnitor may be subject to pursuant to the law.

(h)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

COOTEK (CAYMAN) INC.

By:	/s/ Karl Kan Zhang
Name:	Karl Kan Zhang
Title:	Chairman of the Board of Directors and Chief Technology Officer

IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:	/s/ Matt Beckman
Name:	Matt Beckman
Title:	Member

LIST OF EXHIBITS:

EXHIBIT A

FORM OF CONVERTIBLE NOTES

SCHEDULE OF BUYERS

(a)	(b)	(c)
Buyer	Subscription Amount	Purchase Price

YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
Facsimile: (201) 985-8266
Email: Legal@yorkvilleadvisors.com	$10,000,000	$9,700,000

Legal Representative’s Address and Facsimile Number
David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Facsimile: (201) 985-8266
Email: Legal@yorkvilleadvisors.com